PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Allyson Scott
McGrath/Power Public Relations and Communications
+1-408-727-0351
allysonscott@mcgrathpower.com

Investor Contact
Jeffrey Schreiner
+1-408-916-0012
jschreiner@mellanox.com

Israel PR Contact
Jonathan Wolf
Galai Communications Public Relations
+972 (0) 3-613-52-48
yoni@galaipr.com

Mellanox Reports First Quarter 2017 Results
Delays in HPC Deployments Due to CPU Transition
Expect Deployments to Grow Thru the Remainder of 2017
Ethernet Revenues up 17 Percent Year-over-Year; Strong growth in 25, 50, and 100 Gigabit Ethernet

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — April 26, 2017 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its first quarter ended March 31, 2017.
“Our first quarter InfiniBand revenues were down year-over-year, impacted by delays in the general availability of next generation x86 CPUs, seasonal trends in high-performance computing, and technology transitions occurring across several end users and OEM customers. We believe InfiniBand has maintained share in HPC, and expect revenues will see sequential growth in the coming quarters driven by current backlog and additional pipeline opportunities,” said Eyal Waldman, president and CEO of Mellanox Technologies. “Our first quarter Ethernet revenues grew across all product families sequentially, driven by the adoption of our 25/50/100 gigabit solutions. We expect 2017 to be a growth year for Mellanox.”

First Quarter 2017 -Highlights

•	Revenues of $188.7 million decreased 4.1 percent, compared to $196.8 million in the first quarter of 2016.

•	GAAP gross margins of 65.8 percent in the first quarter, compared to 64.2 percent in the first quarter of 2016.

•	Non-GAAP gross margins of 71.7 percent in the first quarter, compared to 71.4 percent in the first quarter of 2016.

•	GAAP operating loss was $12.6 million, compared to $3.9 million in the first quarter of 2016.

•	Non-GAAP operating income was $15.7 million, or 8.3 percent of revenue, compared to $41.3 million, or 21.0 percent of revenue in the first quarter of 2016.

•	GAAP net loss was $12.2 million, compared to $7.2 million in the first quarter of 2016.

•	Non-GAAP net income was $14.7 million, compared to $39.3 million in the first quarter of 2016.

•	GAAP net loss per diluted share was $0.25 in the first quarter, compared to $0.15 in the first quarter of 2016.

•	Non-GAAP net income per diluted share was $0.29 in the first quarter, compared to $0.81 in the first quarter of 2016.

•	$35.0 million in cash was provided by operating activities, compared to $48.6 million in the first quarter of 2016.

•	Cash and investments totaled $325.2 million at March 31, 2017, compared to $328.4 million at December 31, 2016.

Second Quarter 2017 Outlook

We currently project:

•	Quarterly revenues of $205 million to $215 million

•	Non-GAAP gross margins of 70.5 percent to 71.5 percent

•	An increase in non-GAAP operating expenses of 3 percent to 5 percent

•	Share-based compensation expense of $17.3 million to $17.8 million

•	Non-GAAP diluted share count of 50.8 million to 51.3 million shares

Recent Mellanox Press Release Highlights

•	April 24, 2017	Mellanox InfiniBand Delivers up to 250 Percent Higher Return on Investment for High Performance Computing Platforms
•	April 19, 2017	Mellanox Announces New Executive Appointments
•	April 18, 2017	Mellanox 25Gb/s Ethernet Adapters Chosen By Major ODMs to Enable Next Generation Hyperscale Data Centers
•	March 20, 2017	Mellanox Doubles Silicon Photonics Ethernet Transceiver Speeds to 200Gb/s
•	March 20, 2017	Mellanox Introduces New 100Gb/s Silicon Photonics Optical Engine Product Line
•	March 16, 2017	Mellanox Ships More Than 200,000 Optical Transceiver Modules for Next Generation 100Gb/s Networks
•	March 8, 2017	Mellanox to Showcase Cloud Infrastructure Efficiency with Production-Ready SONiC over Spectrum Open Ethernet Switches
•	March 7, 2017	Mellanox Enables Industry’s First PCIe Gen-4 OpenPOWER-Based Rackspace OCP Server with 100Gb/s Connectivity
•	March 7, 2017	Mellanox Announces Industry-Leading OCP-Based ConnectX®-5 Adapters for Qualcomm Centriq™ 2400 Processor-Based Platforms
•	Feb 26, 2017	Mellanox and ECI Smash Virtual CPE Performance Barriers with Indigo-Based Platform

Conference Call
Mellanox will hold its first quarter 2017 financial results conference call today, at 2 p.m. Pacific Time, to discuss the company’s financial results. To listen to the call, dial 1-888-632-3384, or for investors outside the U.S., +1-785-424-1675, approximately 10 minutes prior to the start time.
The Mellanox financial results conference call will be available via live webcast on the investor relations section of the Mellanox website at: http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. A replay of the webcast will also be available on the Mellanox website.
About Mellanox
Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high-performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, and income tax effects and adjustments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, and income tax effects and adjustments because it enhances investors' ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company's business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, changes related to recognition of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the "Investor Relations" section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the outlook for the three months ended June 30, 2017, statements related to trends in the market for our solutions and services, opportunities for our company in 2017 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as "projects," "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 17, 2017. All forward-looking statements in this press release, including the outlook for the three months ended June 30, 2017, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2017	2016
Total revenues	$188,651	$196,810
Cost of revenues	64,450	70,481
Gross profit	124,201	126,329
Operating expenses:
Research and development	88,491	71,034
Sales and marketing	35,757	31,228
General and administrative	12,519	27,938
Total operating expenses	136,767	130,200
Loss from operations	(12,566)	(3,871)
Interest expense	(1,993)	(998)
Other income, net	683	61
Interest and other, net	(1,310)	(937)
Loss before taxes on income	(13,876)	(4,808)
Provision for (benefit from) taxes on income	(1,632)	2,360
Net loss	$(12,244)	$(7,168)
Net loss per share — basic	$(0.25)	$(0.15)
Net loss per share — diluted	$(0.25)	$(0.15)
Shares used in computing net loss per share:
Basic	49,337	47,358
Diluted	49,337	47,358

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, percentages, unaudited)

	Three Months Ended
	March 31,
	2017	2016
Reconciliation of GAAP net loss to non-GAAP:
GAAP net loss	$(12,244)	$(7,168)
Adjustments:
Share-based compensation expense:
Cost of revenues	482	475
Research and development	8,690	9,152
Sales and marketing	3,338	3,648
General and administrative	2,258	4,991
Total share-based compensation expense	14,768	18,266
Amortization of acquired intangibles:
Cost of revenues	10,588	10,429
Research and development	192	195
Sales and marketing	2,230	1,023
Total amortization of acquired intangibles	13,010	11,647
Settlement costs:
General and administrative	—	5,106
Total settlement costs	—	5,106
Acquisition related charges:
Cost of revenues	—	3,300
Research and development	283	476
Sales and marketing	60	56
General and administrative	134	6,348
Total acquisition related charges	477	10,180
Tax effects and adjustments	(1,351)	1,265
Non-GAAP net income	$14,660	$39,296

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$188,651	$196,810
GAAP gross profit	124,201	126,329
GAAP gross margin	65.8%	64.2%
Share-based compensation expense	482	475
Amortization of acquired intangibles	10,588	10,429
Acquisition related charges	—	3,300
Non-GAAP gross profit	$135,271	140,533
Non-GAAP gross margin	71.7%	71.4%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$136,767	$130,200
Share-based compensation expense	(14,286)	(17,791)
Amortization of acquired intangibles	(2,422)	(1,218)
Settlement costs	—	(5,106)
Acquisition related charges	(477)	(6,880)
Non-GAAP operating expenses	$119,582	$99,205

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2017	2016

Reconciliation of GAAP loss from operations to non-GAAP:
GAAP loss from operations	$(12,566)	$(3,871)
Share-based compensation expense	14,768	18,266
Settlement costs	—	5,106
Amortization of acquired intangibles	13,010	11,647
Acquisition related charges	477	10,180
Non-GAAP income from operations	$15,689	$41,328

Shares used in computing GAAP diluted earnings per share	49,337	47,358
Adjustments:
Total options vested and exercisable	1,116	1,450
Shares used in computing non-GAAP diluted earnings per share	50,453	48,808

GAAP diluted net loss per share	$(0.25)	$(0.15)
Adjustments:
Share-based compensation expense	0.31	0.38
Amortization of acquired intangibles	0.26	0.25
Settlement costs	—	0.11
Acquisition related charges	0.01	0.21
Tax effects and adjustments	(0.03)	0.03
Total options vested and exercisable	(0.01)	(0.02)
Non-GAAP diluted net income per share	$0.29	$0.81

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	March 31,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$58,357	$56,780
Short-term investments	266,833	271,661
Accounts receivable, net	126,236	141,768
Inventories	75,347	65,523
Other current assets	23,007	17,346
Total current assets	549,780	553,078
Property and equipment, net	123,913	118,585
Severance assets	16,857	15,870
Intangible assets, net	267,375	278,031
Goodwill	471,228	471,228
Deferred taxes and other long-term assets	49,902	36,713
Total assets	$1,479,055	$1,473,505

LIABILIITES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$63,452	$59,533
Accrued liabilities	107,142	105,042
Deferred revenue	23,363	24,364
Current portion of term debt	14,225	23,628
Total current liabilities	208,182	212,567
Accrued severance	20,955	19,874
Deferred revenue	15,485	15,968
Term debt	208,673	218,786
Other long-term liabilities	31,517	30,580
Total liabilities	484,812	497,775
Shareholders' equity:
Ordinary shares	212	209
Additional paid-in capital	801,835	774,605
Accumulated other comprehensive loss	3,385	(928)
Retained earnings	188,811	201,844
Total shareholders’ equity	994,243	975,730
Total liabilities and shareholders’ equity	$1,479,055	$1,473,505

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Three months ended March 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(12,244)	$(7,168)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	25,181	20,614
Deferred income taxes	(942)	1,265
Share-based compensation	14,768	18,266
(Gain) loss on investments, net	(858)	112
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	15,532	(4,677)
Inventories	(10,457)	4,361
Prepaid expenses and other assets	(3,693)	2,305
Accounts payable	4,931	3,340
Accrued liabilities and other liabilities	2,783	10,177
Net cash provided by operating activities	35,001	48,595

Cash flows from investing activities:
Purchase of severance-related insurance policies	(315)	(226)
Purchase of short-term investments	(50,302)	(64,908)
Proceeds from sales of short-term investments	54,242	199,932
Proceeds from maturities of short-term investments	1,815	77,715
Purchase of property and equipment	(15,911)	(8,283)
Purchase of intangible assets	(1,115)	—
Purchase of investments in private companies	(11,000)	(107)
Acquisition, net of cash acquired of $87.5 million	—	(681,189)
Net cash used in investing activities	(22,586)	(477,066)

Cash flows from financing activities:
Proceeds from term debt	—	280,000
Principal payments on term debt	(20,000)	—
Term debt issuance costs	—	(5,521)
Payments on capital lease and intangible assets obligations	(2,514)	(274)
Proceeds from issuances of ordinary shares through employee equity incentive plans	11,676	8,979
Net cash provided by (used in) financing activities	(10,838)	283,184

Net increase (decrease) in cash and cash equivalents	1,577	(145,287)
Cash and cash equivalents at beginning of period	56,780	263,199
Cash and cash equivalents at end of period	$58,357	$117,912